EXHIBIT 99.4

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                          14-Sep-00
Determination Date                                                    01-Jun-03
Notice Date                                                           17-Jun-03
Distribution Date                                                     18-Jun-03
Start Accrual Period                                                  18-Mar-03
End Accrual Period                                                    18-Jun-03
No. Of Days in Accrual Period                                                92
Start Collection Period                                               01-Mar-03
End Collection Period                                                 31-May-03
No. Of Days in Collection Period                                             92
Distribution Month                                                  Yes
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SECURITIES ON ISSUE                              NO. OF        INITIAL INVESTED   INITIAL INVESTED
                                              CERTIFICATES        AMOUNT (US$)       AMOUNT (A$)
                                              ------------     ----------------   ----------------

Class A-1 Notes                                  10,602        1,060,200,000.00      1,884,800,000
Class A-2 Notes                                   4,000                    --          400,000,000
Class B Notes                                       270                    --           27,000,000
Redraw Bond - series 1                                0                    --                   --
Redraw Bond - series 2                                0                    --                    0

US$/A$ exchange rate at issue                    0.5625
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INTEREST RATE FOR ACCRUAL PERIOD
                                                                 BANK        INTEREST      INTEREST
                                                               BILL RATE       MARGIN         RATE
                                                               ---------      -------       -------

   Class A-1 Notes (payable to Currency Swap Provider)           4.7550%       0.3724%      5.12740%
   Class A-2 Notes                                               4.7550%       0.3700%       5.1250%
   Class B Notes                                                 4.7550%       0.5700%       5.3250%
   Redraw Bond - series 1                                        0.0000%         --          0.0000%
   Redraw Bond - series 2                                        0.0000%         --          0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period          4.7550%
Facilities BBSW                                                  4.7550%
-----------------------------------------------------------------------------------------------------

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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                    PER CERT.       AGGREGATE
                                                   ----------     -------------
Total Interest Amount:
   Class A-1 Notes                                  1,078.76      11,437,066.53
   Class A-2 Notes                                    606.52       2,426,080.00
   Class B Notes                                    1,278.83         345,284.10
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
Principal:
   Class A-1 Notes                                  8,148.21      86,387,357.76
   Class A-2 Notes                                  4,583.37      18,333,480.00
   Class B Notes                                      461.49         124,602.30
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
Total:
   Class A-1 Notes                                  9,226.97      97,824,424.29
   Class A-2 Notes                                  5,189.89      20,759,560.00
   Class B Notes                                    1,740.32         469,886.40
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
   Total                                           16,157.18     119,053,870.69

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POOL FACTORS                                     LAST             CURRENT
                                             DISTRIBUTION       DISTRIBUTION
                                                 DATE               DATE
                                             ------------       -------------
   Class A-1 Notes                             0.46952720         0.42369350
   Class A-2 Notes                             0.46952720         0.42369350
   Class B Notes                               0.95279680         0.94818190
   Redraw Bond - series 1                           --                  --
   Redraw Bond - series 2                           --                  --

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QUARTERLY CASHFLOW WORKING SHEET
                                                                                PER CERTIFICATE            AGGREGATE
                                                                                      $                        $
                                                                                ---------------         --------------
  Finance Charge Collections                                                                             17,336,717.53
  Finance Charge Collections - Repurchases                                                                         -
  Finance Charge Damages                                                                                           -
  Income due to Seller                                                                                             -
  Other Income                                                                                            1,166,471.66
Preliminary Income Amount                                                                                18,503,189.19

  Taxes                                                                                                         340.00
  Trustee Fee                                                                                                26,867.19
  Security Trustee Fee                                                                                             -
  Manager Fee                                                                                                83,064.75
  Servicing Fee                                                                                             692,206.27
  Liquidity Commitment Fee                                                                                   14,619.18
  Redraw Commitment Fee                                                                                       9,452.05
  Support Facility Payments                                                                               1,952,022.89
  Support Facility Receipts                                                                                        -
  Expenses                                                                                                   13,791.59
  Previous Unpaid Facility Int Chg - Liquidity                                                                     -
  Liquidity Interest Charge + Previous Unpaid                                                                      -
  Previous Unpaid Facility Int Chg - Redraw Facility                                                               -
  Redraw Interest Charge + Previous Unpaid                                                                         -
  Repayment of Liquidity Facility                                                                                  -
  Total Interest Amount - Class A-1 Notes                                                                11,437,066.53
                        - Class A-2 Notes                                                                 2,426,080.00
                        - Class B Notes                                                                     345,284.10
                        - Redraw Bonds - series 1                                                                  -
                        - Redraw Bonds - series 2                                                                  -
REQUIRED INCOME AMOUNT                                                                                   17,000,794.55

Income Shortfall                                                                                                   -
Liquidity Facility Draw                                                                                            -

Principal Chargeoff Unreimbursement                                                                                -
Principal Chargeoff                                                                                                -
Total Principal Chargeoff Reimbursement Due                                                                        -

PAYMENT ALLOCATION CASCADE
--------------------------
  Preliminary Income Amount                                                                              18,503,189.19
  Liquidity Facility Draw                                                                                          -
Available Income Amount                                                                                  18,503,189.19


                                                                                                       QUARTER TO DATE
                                                                      DUE         AVAILABLE        ALLOCATION/DISTRIBUTION
                                                              --------------     -------------     -----------------------
  Taxes                                                               340.00     18,503,189.19                  340.00
  Trustee Fee                                                      26,867.19     18,502,849.19               26,867.19
  Security Trustee Fee                                                   -       18,475,982.00                     -
  Manager Fee                                                      83,064.75     18,475,982.00               83,064.75
  Servicing Fee                                                   692,206.27     18,392,917.25              692,206.27
  Liquidity Commitment Fee                                         14,619.18     17,700,710.98               14,619.18
  Redraw Commitment Fee                                             9,452.05     17,686,091.80                9,452.05
  Support Facility Payments                                     1,952,022.89     17,676,639.75            1,952,022.89
  Support Facility Receipts                                              -       15,724,616.86                     -
  Expenses                                                         13,791.59     15,724,616.86               13,791.59
  Liquidity Interest Charge                                              -       15,710,825.27                     -
  Repayment of Liquidity Facility                                        -       15,710,825.27                     -
------------------------------------------------------|
  Interest Amount Payable - Redraw Facility           |                  -       15,710,825.27                     -
                          - Class A-1 Notes           |        11,437,066.53     15,710,825.27           11,437,066.53
                          - Class A-2 Notes           |         2,426,080.00      4,273,758.74            2,426,080.00
                          - Redraw Bonds - series 1   |                  -        1,847,678.74                     -
                          - Redraw Bonds - series 2   |                  -        1,847,678.74                     -
------------------------------------------------------|
                          - Class B Notes                         345,284.10      1,847,678.74              345,284.10
Total Principal Chargeoff Reimbursement                                    -      1,502,394.64                     -
Arranging Fee                                                     130,661.00      1,502,394.64              130,661.00
Excess Distribution                                                                                       1,371,733.64

Unpaid Facility Int Chg - Liquidity                                                                                -
                        - Redraw                                                                                   -
Unpaid Security Interest Amount - Class A-1 Notes                                                                  -
                                - Class A-2 Notes                                                                  -
                                - Class B Notes                                                                    -
                                - Redraw Bonds - series 1                                                          -
                                - Redraw Bonds - series 2                                                          -


                                   Page 2 of 6

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                      58,000,000.00
Beginning Liquidity Commitment Facility                                                                  58,000,000.00
Previous Liquidity Facility Draw                                                                                   -
Repayment of Liquidity Facility                                                                                    -
Liquidity Facility Draw                                                                                            -
Ending Liquidity Commitment Facility                                                                     58,000,000.00

Redraw Commitment Facility Limit                                                                         50,000,000.00
Beginning Redraw Commitment Facility                                                                     50,000,000.00
Previous Redraw Facility Draw                                                                                      -
Previous Redraw Facility Draw - Chargeoffs                                                                         -
Repayment of Redraw Facility                                                                                       -
Repayment of Unreimbursed Chargeoffs                                                                               -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                     -
Redraw Facility Available to Draw                                                                        50,000,000.00
Redraw Facility Draw                                                                                               -
Ending Redraw  Commitment Facility                                                                       50,000,000.00



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET

                                                                                PER CERTIFICATE            AGGREGATE
                                                                                      $                        $
                                                                                ---------------         --------------

INTEREST AMOUNT
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                               -                       -
Security  Interest Amount                                                             1,078.76           11,437,066.53
Total Interest Amount                                                                                    11,437,066.53

Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                                                       -
Security  Interest Amount                                                                                11,437,066.53
Interest Amount Payable                                                               1,078.76           11,437,066.53
Unpaid Security Interest Amount                                                                                    -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on Unpaid Security Interest Amount                                                -                       -
Security Interest Amount                                                                606.52            2,426,080.00
Total Interest Amount                                                                                     2,426,080.00

Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                                                       -
Security Interest Amount                                                                                  2,426,080.00
Interest Amount Payable                                                                 606.52            2,426,080.00
Unpaid Security Interest Amount                                                                                    -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on Unpaid Security Interest Amount                                                -                       -
Security Interest Amount                                                              1,278.83              345,284.10
Total Interest Amount                                                                                       345,284.10

Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on Unpaid Security Interest Amount                                                                        -
Security Interest Amount                                                                                    345,284.10
Interest Amount Payable                                                               1,278.83              345,284.10
Unpaid Security Interest Amount                                                                                    -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                               -                       -
Security  Interest Amount                                                                  -                       -
Total Interest Amount                                                                                              -

Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                                                       -
Security  Interest Amount                                                                                          -
Interest Amount Payable                                                                    -                       -
Unpaid Security Interest Amount                                                                                    -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                               -                       -
Security  Interest Amount                                                                  -                       -
Total Interest Amount                                                                                              -

Unpaid Security Interest Amount (after last Distribution Date)                                                     -
Interest on  Unpaid Security Interest Amount                                                                       -
Security  Interest Amount                                                                                          -
Interest Amount Payable                                                                    -                       -
Unpaid Security Interest Amount                                                                                    -


                                  Page 4 of 6

PRINCIPAL AMOUNT
Principal Collections                                                                                   121,970,456.27
Principal Collections - Repurchases                                                                                -
  less Repayment Of Redraw Facility                                                                                -
  less Total Customer Redraw                                                                            (17,125,015.93)
  plus Redraw Facility Draw                                                                                        -
  plus Redraw Bonds Issue this month                                                                               -
  Aggregate Principal Damages from Seller & Servicer                                                               -
  Principal Chargeoff Reimbursement  - Class B Notes                                                               -
                                     - Class A-1 Notes                                                             -
                                     - Class A-2 Notes                                                             -
                                     - Redraw Bonds - Series 1                                                     -
                                     - Redraw Bonds - Series 2                                                     -
                                     - Redraw Facility                                                             -
  Principal rounding b/f                                                                                          0.22

  Unscheduled Principal Amount Partial less redraws                              66,918,410.80
  Unscheduled Principal Amount - Partial Prepayment                              84,043,426.73
  Unscheduled Principal Amount - Full Prepayment                                 32,612,992.78
  Unscheduled Principal Amount - less redraws + C/O Reim                         99,531,403.58


Total Available Principal Amount for Redraw Bonds                                                       104,845,440.56

Principal Distribution - Redraw Bonds - Series 1                                           -                       -
Principal Distribution - Redraw Bonds - Series 2                                           -                       -

 Principal rounding b/f                                                                                           0.22
Total Unscheduled Principal Amount                                                                       99,531,403.58
Total Scheduled Principal Amount                                                                          5,314,036.76
Total Available Principal Amount for Notes                                                              104,845,440.56

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                   100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                   8,148.21           86,387,357.76
        Class A-2 Principal Payment                                                   4,583.37           18,333,480.00
Class B Principal Payment                                                               461.49              124,602.30

Principal rounding c/f                                                                                            0.50

Outstanding Principal - beginning period                                                              1,098,501,259.94
less Principal Repayment                                                                               (121,970,456.27)
plus Total Customer Redraw                                                                               17,125,015.93
less Principal Losses                                                                                              -
Outstanding Principal - Closing period                                                                  993,655,819.60

PRINCIPAL LOSSES
Principal Losses                                                                                                   -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                           -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                     -
Net Principal Losses                                                                                               -
Principal Chargeoff  - Class B Notes                                                                               -
                     - Class A-1 Notes                                                                             -
                     - Class A-2 Notes                                                                             -
                     - Redraw Bonds Series 1                                                                       -
                     - Redraw Bonds Series 2                                                                       -
                     - Redraw Facility                                                                             -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                        -
Principal Chargeoff                                                                                                -
Principal Chargeoff Reimbursement                                                                                  -
Ending Unreimbursed Principal Chargeoffs                                                                           -



INVESTORS BALANCE OUTSTANDING WORKSHEET
----------------------------------------
                                                               Aggregate            Aggregate
                                                                  US$                  A$
                                                           ----------------     -----------------

CLASS A-1 NOTES
Initial Invested Amount                                    1,060,200,000.00      1,884,800,000.00
  previous Principal Distribution                            562,407,262.56        999,835,133.44
  Principal Distribution for current period                   48,592,888.74         86,387,357.76
Total Principal Distribution to date                         611,000,151.30      1,086,222,491.20
Beginning Invested Amount                                    497,792,737.44        884,964,866.56
Ending Invested Amount                                       449,199,848.70        798,577,508.80
Unreimbursed Principal Chargeoffs                                       -                     -
Beginning Stated Amount                                      497,792,737.44        884,964,866.56
Ending Stated Amount                                         449,199,848.70        798,577,508.80

CLASS A-2 NOTES
Initial Invested Amount                                                            400,000,000.00
  previous Principal Distribution                                                  212,189,120.00
  Principal Distribution for current period                                         18,333,480.00
Total Principal Distribution to date                                               230,522,600.00
Beginning Invested Amount                                                          187,810,880.00
Ending Invested Amount                                                             169,477,400.00
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                             187,810,880.00
Ending Stated Amount                                                                169,477,400.00

CLASS B NOTES
Initial Invested Amount                                                              27,000,000.00
  previous Principal Distribution                                                     1,274,486.40
  Principal Distribution for current period                                             124,602.30
Total Principal Distribution to date                                                  1,399,088.70
Beginning Invested Amount                                                            25,725,513.60
Ending Invested Amount                                                               25,600,911.30
Unreimbursed Principal Chargeoffs                                                              -
Beginning Stated Amount                                                              25,725,513.60
Ending Stated Amount                                                                 25,600,911.30

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                               -
Initial Invested Amount                                                                        -
  Principal Distribution (after last Distribution Date)                                        -
  Principal Distribution for current period                                                    -
Total Principal Distribution to date                                                           -
Beginning Invested Amount                                                                      -
Ending Invested Amount                                                                         -
Unreimbursed Principal Chargeoffs                                                              -
Beginning Stated Amount                                                                        -
Ending Stated Amount                                                                           -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                               -
Initial Invested Amount                                                                        -
  Principal Distribution (after last Distribution Date)                                        -
  Principal Distribution for current period                                                    -
Total Principal Distribution to date                                                           -
Beginning Invested Amount                                                                      -
Ending Invested Amount                                                                         -
Unreimbursed Principal Chargeoffs                                                              -
Beginning Stated Amount                                                                        -
Ending Stated Amount                                                                           -


                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2000-2G MEDALLION TRUST

          Series 2000-2G Medallion Trust Data as at opening of business on the preceding determination date of June 1, 2003


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OUTSTANDING MORTGAGE BALANCE (AUD)


                                                       AMOUNT              WAC
                                                    ------------          -----

    - Variable Rate Housing Loans                   $810,663,430          6.43%
    - Fixed 1 Year                                   $94,774,239          6.93%
    - Fixed 2 Year                                   $52,028,641          6.88%
    - Fixed 3 Year                                   $29,839,637          6.39%
    - Fixed 4 Year                                    $3,489,875          6.85%
    - Fixed 5 Year                                    $6,521,715          6.50%

    TOTAL POOL                                      $997,317,537          6.50%
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DELINQUENCY INFORMATION
                                                      AUD AMOUNT OF
                          NO. OF LOANS    %OF POOL            LOANS  % OF POOL
                          ------------    --------    -------------  ---------

    31-60 days                  31           0.29%    $2,852,466.90    0.29%
    61-90 days                  10           0.09%    $1,227,577.00    0.12%
    90+ days                    11           0.10%    $1,000,529.73    0.10%

MORTGAGEE IN POSSESSION          0           0.00%            $0.00    0.00%
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